EXHIBIT 10.1

Execution Version

SECOND AMENDMENT TO AMENDED AND
RESTATED CREDIT AGREEMENT

THIS SECOND AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT (this “Second Amendment”), dated as of October 4, 2018, is by and among FIRSTCASH, INC. (f/k/a FIRST CASH FINANCIAL SERVICES, INC.), a Delaware corporation (the “Borrower”), certain Subsidiaries of the Borrower party hereto (collectively, the “Loan Guarantors”), the lenders identified on the signature pages hereto as the Existing Lenders (the “Existing Lenders”), the lender identified on the signature page hereto as the New Lender (the “New Lender”, and together with the Existing Lenders, the “Lenders”) and WELLS FARGO BANK, NATIONAL ASSOCIATION, as administrative agent on behalf of the Lenders under the Credit Agreement (as hereinafter defined) (in such capacity, the “Agent”). Capitalized terms used herein and not otherwise defined herein shall have the meanings ascribed thereto in the Credit Agreement.

W I T N E S S E T H

WHEREAS, the Borrower, the Loan Guarantors party thereto, the Existing Lenders and the Agent are parties to that certain Amended and Restated Credit Agreement, dated as of July 25, 2016 (as amended, modified, extended, restated, replaced, or supplemented from time to time, the “Credit Agreement”);

WHEREAS, the Loan Parties have requested that the Lenders amend certain provisions of the Credit Agreement; and

WHEREAS, the Lenders are willing to make such amendments to the Credit Agreement, in accordance with and subject to the terms and conditions set forth herein.

NOW, THEREFORE, in consideration of the agreements hereinafter set forth, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto agree as follows:

ARTICLE I
AMENDMENTS TO CREDIT AGREEMENT

1.1    New Definitions. The following definitions are hereby added to Section 1.1 of the Credit Agreement in the appropriate alphabetical order:

“Second Amendment Effective Date” means October 4, 2018.

1.2    Amendment to Definition of Aggregate Commitment. The definition of Aggregate Commitment set forth in Section 1.1 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

“Aggregate Commitment” means the aggregate of the Commitments of all Lenders, as increased and/or reduced from time to time pursuant to the terms hereof, which as of the Second Amendment Effective Date shall be equal to Four Hundred Twenty-Five Million and no/100 Dollars ($425,000,000.00).

1.3 Amendment to Definition of Domestic Leverage Ratio. The definition of Domestic Leverage Ratio set forth in Section 1.1 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

“Domestic Leverage Ratio” means, as of any date of determination, the ratio of (a) Consolidated Funded Indebtedness (including Subordinated Indebtedness) as of such date to (b) Consolidated EBITDA (for the four fiscal quarter period ending on or immediately prior to such date); provided, however, all Consolidated Funded Indebtedness and Consolidated EBITDA attributable to Foreign Subsidiaries shall be excluded for purposes of calculating the Domestic Leverage Ratio; provided, further that (i) Consolidated EBITDA shall include the amount of any royalty income, management fee income, and interest income recognized by a Domestic Subsidiary and/or the Borrower resulting from intercompany billings and/or intercompany notes receivable between a Domestic Subsidiary and/or the Borrower and any Foreign Subsidiary, as well as dividends or other distributions actually paid to a Domestic Subsidiary and/or the Borrower by any Foreign Subsidiary and (ii) Consolidated Funded Indebtedness shall include Consolidated Funded Indebtedness attributable to Foreign Subsidiaries to the extent such Indebtedness is guaranteed by a Domestic Subsidiary and/or the Borrower.
1.4    Amendment to Definition of Maturity Date. The definition of Maturity Date set forth in Section 1.1 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

“Maturity Date” means October 4, 2023.

1.5    Amendment to Section 6.19(b). Section 6.19(b) of the Credit Agreement is hereby amended by deleting the ratio “2.75 to 1.00” set forth therein and substituting in lieu thereof the ratio “3.00 to 1.00”.

1.6    Amendment to Section 6.19(c). Section 6.19(c) of the Credit Agreement is hereby amended by deleting the ratio “3.50 to 1.00” set forth therein and substituting in lieu thereof the ratio “4.00 to 1.00”.

1.7    Amendment to Schedule 3. Schedule 3 of the Credit Agreement is hereby amended and restated in its entirety as set forth on Annex A attached hereto.

ARTICLE II
NEW LENDER JOINDER AND EXISTING COMMITMENTS

2.1    Joinder. Upon execution of this Second Amendment, the New Lender shall be a party to the Credit Agreement (as amended by this Second Amendment) and have all of the rights and obligations of a Lender thereunder and under the other Loan Documents. The New Lender (a) represents and warrants that it is legally authorized to enter into this Second Amendment and this Second Amendment is the legal, valid and binding obligation of the New Lender, enforceable against it in accordance with its terms; (b) confirms that it has received a copy of the Credit Agreement, the First Amendment, this Second Amendment and all of the Annexes, Exhibits and Schedules thereto, together with copies of the financial statements delivered pursuant to Section 6.1 of the Credit Agreement, if any, and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Second Amendment; (c) agrees that it will, independently and without reliance upon the Existing Lenders, the Agent or any other Lender and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Credit Agreement (as amended by this Second Amendment), the other Loan Documents or any other instrument or document furnished pursuant hereto or thereto; and (d) agrees that it will be bound by the provisions of the Credit Agreement (as amended by this Second Amendment) and will perform in accordance with its terms all the obligations which by the terms of the Credit Agreement (as amended by this Second Amendment) are required to be performed by it as a Lender. The Commitment of the New Lender after giving effect to this Second Amendment shall be as set forth on Annex A to the Credit Agreement as amended hereby.

2.1    Loan Party Agreement. Each of the Loan Parties agrees that, as of the Second Amendment Effective Date, the New Lender shall (a) be a party to the Credit Agreement and the other Loan Documents (as applicable), (b) be a “Lender” for all purposes of the Credit Agreement and the other Loan Documents, and (c) have the rights and obligations of a Lender under the Credit Agreement and the other
Loan Documents.

2.1    Notices. The applicable address, facsimile number and electronic mail address of the New Lender for purposes of Section 13.1 of the Credit Agreement are as set forth in the Administrative Questionnaire delivered by the New Lender to the Agent on or before the Second Amendment Effective Date or to such other address, facsimile number and electronic mail address as shall be designated by the New Lender in a notice to the Agent. The applicable address, facsimile number and electronic mail address of the Borrower and the Loan Guarantors for purposes of Section 13.1 of the Credit Agreement are as set forth on the signature pages to this Second Amendment.

2.1    Commitments. Subject to the terms and conditions hereof and in reliance upon the representations and warranties set forth herein, the Aggregate Commitment (as in effect prior to the date hereof) shall be increased by an aggregate principal amount equal to $30,000,000. Each of the parties hereto agrees that, after giving effect to this Second Amendment, the revised Commitment of each Lender (as of the Second Amendment Effective Date) shall be as set forth on Annex A attached hereto. In connection with this Second Amendment, the outstanding Loans and participation interests in existing Letters of Credit shall be reallocated by causing such fundings and repayments (which shall not be subject to any processing and/or recordation fees) among the Lenders of the Loans as necessary such that, after giving effect to increases to this Second Amendment, each Lender will hold Loans based on its Commitment (after giving effect to such increases). The Borrower shall be responsible for any costs arising under Section 3.4 of the Credit Agreement resulting from such reallocation and repayments. The increase in the Aggregate Commitment pursuant to this Second Amendment shall not be considered a Revolving Facility Increase pursuant to Section 2.24.

ARTICLE III
CONDITIONS TO EFFECTIVENESS

3.1    Closing Conditions. This Second Amendment shall become effective as of the day and year set forth above (the “Second Amendment Effective Date”) upon satisfaction of the following conditions (in each case, in form and substance reasonably acceptable to the Agent):

(a)    Executed Amendment. The Agent shall have received a copy of this Second Amendment duly executed by each of the Loan Parties, the New Lender, the Required Lenders and the Agent.

(b)    Default. After giving effect to this Second Amendment, no Default or Unmatured Default shall exist.

(c)    Fees and Expenses. The Agent shall have received from the Borrower (i) the fees agreed to between the Lenders and the Borrower related to this Second Amendment and (ii) such other fees and expenses that are payable in connection with the consummation of the transactions contemplated hereby and King & Spalding LLP shall have received from the Borrower payment of all outstanding fees and expenses previously incurred and all fees and expenses incurred in connection with this Second Amendment.

(d)    Loan Party Documents. The Loan Parties shall have furnished to the Agent:

(i)
Either (x) a certificate of an officer of each Loan Party certifying that the articles or certificate of incorporation of each Loan Party have not been amended, restated or otherwise modified since the Closing Date or (y) copies of the articles or certificate of incorporation of each Loan Party, together with all amendments, each certified by the appropriate governmental officer in such Loan Party’s jurisdiction of incorporation to the extent such documents have been amended since the Closing Date.

(ii)
For each Loan Party its Board of Directors’ resolutions and of resolutions or actions of any other body authorizing the execution of this Second Amendment and any other Loan Documents to which such Loan Party is a party and either (x) a certificate of an officer of each Loan Party certifying that its by-laws have not been amended, restated or otherwise modified since the Closing Date or (y) copies of its by-laws to the extent such document has been amended since the Closing Date.

(iii)
Certificates of good standing, existence or its equivalent with respect to each Loan Party certified as of a recent date by the appropriate Governmental Authorities of the state of incorporation or organization and each other state in which the failure to so qualify and be in good standing could reasonably be expected to have a Material Adverse Effect.

(iv)
If requested by the Agent, an opinion or opinions (including, if requested by the Agent, local counsel opinions) of counsel for the Loan Parties dated the date hereof and addressed to the Agent and the Lenders, in form and substance reasonably acceptable to the Agent (which shall include, without limitation, opinions with respect to the due organization and valid existence of each such Loan Party and opinions as to the non-contravention of such Loan Party’s organizational documents).

ARTICLE IV
MISCELLANEOUS

4.1    Amended Terms. On and after the Second Amendment Effective Date, all references to the Credit Agreement in each of the Loan Documents shall hereafter mean the Credit Agreement as amended by this Second Amendment. Except as specifically amended hereby or otherwise agreed, the Credit Agreement is hereby ratified and confirmed and shall remain in full force and effect according to its terms.

4.2    Representations and Warranties of Loan Parties. Each of the Loan Parties represents and warrants as follows:

(a)    It has taken all necessary action to authorize the execution, delivery and performance of this Second Amendment.

(b)    This Second Amendment has been duly executed and delivered by such Person and constitutes such Person’s legal, valid and binding obligation, enforceable in accordance with its terms, except as such enforceability may be limited by (i) bankruptcy, insolvency, reorganization, fraudulent conveyance or transfer, moratorium or similar laws affecting creditors’ rights generally and (ii) general principles of equity (regardless of whether such enforceability is considered in a proceeding at law or in equity).

(c)    No consent, approval, authorization or order of, or filing, registration or qualification with, any court or governmental authority or third party is required in connection with the execution, delivery or performance by such Person of this Second Amendment.

(d)    At the time of and immediately after giving effect to this Second Amendment, the representations and warranties contained in Article V of the Credit Agreement shall (i) with respect to representations and warranties that contain a materiality qualification, be true and correct, except for any representation or warranty made as of an earlier date, which representation and warranty shall remain true and correct as of such earlier date and (ii) with respect to representations and warranties that do not contain a materiality qualification, be true and correct in all material respects, in each case described in clauses (i) and (ii) above, on and as of the date of this Second Amendment as if made on and as of such date except for any representation or warranty made as of an earlier date, which representation and warranty shall remain true and correct in all material respects as of such earlier date.

(e)    After giving effect to this Second Amendment, no event has occurred and is continuing which constitutes a Default or Unmatured Default.

(f)    The Obligations and Guaranteed Obligations are not reduced or modified by this Second Amendment and are not subject to any offsets, defenses or counterclaims.

4.3    Reaffirmation of Obligations. Each Loan Party hereby ratifies the Credit Agreement and acknowledges and reaffirms (a) that it is bound by all terms of the Credit Agreement applicable to it and (b) that it is responsible for the observance and full performance of its respective Obligations and Guaranteed Obligations.

4.4    Loan Document. This Second Amendment shall constitute a Loan Document under the terms of the Credit Agreement.

4.5    Expenses. The Borrower agrees to pay all reasonable costs and expenses of the Agent in connection with the preparation, execution and delivery of this Second Amendment, including without limitation the reasonable and documented fees and expenses of the Agent’s legal counsel.

4.6    Further Assurances. The Loan Parties agree to promptly take such action, upon the reasonable request of the Agent, as is necessary to carry out the intent of this Second Amendment.

4.7    Entirety. This Second Amendment and the other Loan Documents embody the entire agreement and understanding among the parties hereto and supersede all prior agreements and understandings, oral or written, if any, relating to the subject matter hereof.

4.8    Counterparts; Telecopy. This Second Amendment may be executed in any number of counterparts, each of which when so executed and delivered shall be an original, but all of which shall constitute one and the same instrument. Delivery of an executed counterpart to this Second Amendment by telecopy or other electronic means shall be effective as an original.

4.9    No Actions, Claims, Etc. As of the date hereof, each of the Loan Parties hereby acknowledges and confirms that it has no knowledge of any actions, causes of action, claims, demands, damages and liabilities of whatever kind or nature, in law or in equity, against the Agent, the Lenders, or the Agent’s or the Lenders’ respective officers, employees, representatives, agents, counsel or directors arising from any action by such Persons, or failure of such Persons to act under the Credit Agreement on or prior to the date hereof.

4.10    CHOICE OF LAW. THIS SECOND AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH THE INTERNAL LAWS (WITHOUT REGARD TO THE CONFLICT OF LAWS PROVISIONS) OF THE STATE OF TEXAS, BUT GIVING EFFECT TO FEDERAL LAWS APPLICABLE TO NATIONAL BANKS.

4.11    Successors and Assigns. This Second Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns.

4.12    Consent to Jurisdiction; Waiver of Jury Trial. The terms of Sections 15.2 and 15.3 of the Credit Agreement are incorporated herein by reference, mutatis mutandis, and the parties hereto agree to such terms.

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FIRSTCASH, INC.
SECOND AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT

IN WITNESS WHEREOF the parties hereto have caused this Second Amendment to be duly executed on the date first above written.

BORROWER:	FIRSTCASH, INC., a Delaware corporation

By:
Name:    Rick L. Wessel
Title:    Chief Executive Officer

Address for Notices for Borrower:

1600 W. 7th Street
Fort Worth, TX 76102
Attention: Rick L. Wessel
Phone:    (817) 460-3947
Fax:    (817) 461-7019

FIRSTCASH, INC.
SECOND AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT

LOAN GUARANTORS:	FAMOUS PAWN, INC.,
a Maryland corporation

By:
Name: Rick L. Wessel
Title: Chief Executive Officer

FCFS CO, INC.,
a Colorado corporation

By:
Name: Rick L. Wessel
Title: Chief Executive Officer

FCFS CORP.,
a Delaware corporation

By:
Name: Rick L. Wessel
Title: Chief Executive Officer

FIRST CASH CREDIT, LTD.,
a Texas limited partnership

By:	FIRST CASH CREDIT MANAGEMENT, L.L.C., its General Partner

By:
Name: Rick L. Wessel
Title: Manager

FIRSTCASH, INC.
SECOND AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT

LOAN GUARANTORS (CONT’D):	PAWN TX, INC.,
a Texas corporation

By:
Name: Rick L. Wessel
Title: Chief Executive Officer

FIRST CASH CREDIT MANAGEMENT, L.L.C.,
a Texas limited liability company

By:
Name: Rick L. Wessel
Title: Manager

FIRST CASH MANAGEMENT, L.L.C.,
a Delaware limited liability company

By:
Name: Rick L. Wessel
Title: Manager

LTS, INCORPORATED,
a Colorado corporation

By:
Name: Rick L. Wessel
Title: Chief Executive Officer

FIRSTCASH, INC.
SECOND AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT

LOAN GUARANTORS (CONT’D):	MISTER MONEY -- RM, INC.,
a Colorado corporation

By:
Name: Rick L. Wessel
Title: Chief Executive Officer

FCFS SC, INC., a South Carolina corporation

By:
Name: Rick L. Wessel
Title: Chief Executive Officer

FCFS NC, INC., a North Carolina corporation

By:
Name: Rick L. Wessel
Title: Chief Executive Officer

FRONTIER MERGER SUB, LLC (S/B/M CASH AMERICA INTERNATIONAL, INC.), a Texas limited liability company

By: FIRSTCASH, INC. (F/K/A FIRST CASH FINANCIAL SERVICES, INC.), its sole member

By:
Name: Rick L. Wessel
Title: Chief Executive Officer

FIRSTCASH, INC.
SECOND AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT

LOAN GUARANTORS (CONT’D):	CASH AMERICA CENTRAL, INC., a Tennessee corporation

By:
Name: Rick L. Wessel
Title: Chief Executive Officer

CASH AMERICA EAST, INC., a Florida corporation

By:
Name: Rick L. Wessel
Title: Chief Executive Officer

CASH AMERICA FINANCIAL SERVICES, INC., a Delaware corporation

By:
Name: Rick L. Wessel
Title: Chief Executive Officer

CASH AMERICA HOLDING, INC., a Delaware corporation

By:
Name: Rick L. Wessel
Title: Chief Executive Officer

CASH AMERICA MANAGEMENT L.P., a Delaware limited partnership

By: CASH AMERICA HOLDING, INC., its general partner

By:
Name: Rick L. Wessel
Title: Chief Executive Officer

CASH AMERICA PAWN L.P., a Delaware limited partnership

By: CASH AMERICA HOLDING, INC., its general partner

By:
Name: Rick L. Wessel
Title: Chief Executive Officer

FIRSTCASH, INC.
SECOND AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT

LOAN GUARANTORS (CONT’D):	CASH AMERICA WEST, INC., a Nevada corporation

By:
Name: Rick L. Wessel
Title: Chief Executive Officer

CASH AMERICA, INC., a Delaware corporation

By:
Name: Rick L. Wessel
Title: Chief Executive Officer

CASH AMERICA ADVANCE, INC., a Delaware corporation

By:
Name: Rick L. Wessel
Title: Chief Executive Officer

CASH AMERICA, INC. OF ALASKA, an Alaska corporation

By:
Name: Rick L. Wessel
Title: Chief Executive Officer

CASH AMERICA, INC. OF ILLINOIS, an Illinois corporation

By:
Name: Rick L. Wessel
Title: Chief Executive Officer

CASH AMERICA, INC. OF LOUISIANA, a Delaware corporation

By:
Name: Rick L. Wessel
Title: Chief Executive Officer

CASH AMERICA, INC. OF NORTH CAROLINA, a North Carolina corporation

By:
Name: Rick L. Wessel
Title: Chief Executive Officer

FIRSTCASH, INC.
SECOND AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT

LOAN GUARANTORS (CONT’D):	CASH AMERICA, INC. OF OKLAHOMA, an Oklahoma corporation

By:
Name: Rick L. Wessel
Title: Chief Executive Officer

CASH AMERICA INTERNET SALES, INC., a Delaware corporation

By:
Name: Rick L. Wessel
Title: Chief Executive Officer

CASH AMERICA OF MISSOURI, INC., a Missouri corporation

By:
Name: Rick L. Wessel
Title: Chief Executive Officer

CASHLAND FINANCIAL SERVICES, INC., a Delaware corporation

By:
Name: Rick L. Wessel
Title: Chief Executive Officer

CSH HOLDINGS LLC, a Delaware limited liability company

By: FRONTIER MERGER SUB, LLC (S/B/M CASH AMERICA INTERNATIONAL, INC.), its sole member

By: FIRSTCASH, INC. (F/K/A FIRST CASH FINANCIAL SERVICES, INC.), its sole member

By:
Name: Rick L. Wessel
Title: Chief Executive Officer

GEORGIA CASH AMERICA, INC., a Georgia corporation

By:
Name: Rick L. Wessel
Title: Chief Executive Officer

FIRSTCASH, INC.
SECOND AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT

LOAN GUARANTORS (CONT’D):	MR. PAYROLL CORPORATION, a Delaware corporation

By:
Name: Rick L. Wessel
Title: Chief Executive Officer

OHIO NEIGHBORHOOD FINANCE, INC., a Delaware corporation

By:
Name: Rick L. Wessel
Title: Chief Executive Officer

OHIO NEIGHBORHOOD CREDIT SOLUTIONS, LLC, a Delaware limited liability company

By: OHIO NEIGHBORHOOD FINANCE, INC., its sole member

By:
Name: Rick L. Wessel
Title: Chief Executive Officer

FIRST CASH, INC., a Nevada corporation

By:
Name: Rick L. Wessel
Title: Chief Executive Officer

FCFS OK, INC., an Oklahoma corporation

By:
Name: Rick L. Wessel
Title: Chief Executive Officer

FCFS MO, INC., a Missouri corporation

By:
Name: Rick L. Wessel
Title: Chief Executive Officer

FCFS IN, INC., an Indiana corporation

By:
Name: Rick L. Wessel
Title: Chief Executive Officer

FIRSTCASH, INC.
SECOND AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT

LOAN GUARANTORS (CONT’D):	FCFS KY, INC., a Kentucky corporation

By:
Name: Rick L. Wessel
Title: Chief Executive Officer

LWC, LLC, a Kentucky corporation

By:
Name: Rick L. Wessel
Title: Chief Executive Officer

Address for Notices for all Loan Guarantors:

1600 W. 7th Street
Fort Worth, TX 76102
Attention: Rick L. Wessel
Phone:    (817) 460-3947
Fax:    (817) 461-7019

FIRSTCASH, INC.
SECOND AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT

AGENT:	WELLS FARGO BANK, NATIONAL ASSOCIATION,
as Agent and a Lender

By:
Name:
Title:

FIRSTCASH, INC.
SECOND AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT

EXISTING LENDERS:	BOKF, N.A. d/b/a Bank of Texas,
as a Lender

By:
Name:
Title:

FIRSTCASH, INC.
SECOND AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT

EXISTING LENDERS:	TEXAS CAPITAL BANK, NATIONAL ASSOCIATION, as a Lender

By:
Name:
Title:

FIRSTCASH, INC.
SECOND AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT

EXISTING LENDERS:	ZB, N.A., dba AMEGY BANK,
as a Lender

By:
Name:
Title:

FIRSTCASH, INC.
SECOND AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT

EXISTING LENDER:	LEGACYTEXAS BANK,
as a Lender

By:
Name:
Title:

FIRSTCASH, INC.
SECOND AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT

EXISTING LENDER:	FIRST TENNESSEE BANK NATIONAL ASSOCIATION,
as a Lender

By:
Name:
Title:

FIRSTCASH, INC.
SECOND AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT

EXISTING LENDER:	INDEPENDENT BANK, as a Lender

By:
Name:
Title:

FIRSTCASH, INC.
SECOND AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT

NEW LENDER:	SOUTHSIDE BANK,
as a Lender

By:
Name:
Title: